SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
DECEMBER 31, 2007
Healthpark Medical Office Building — Chattanooga, Tennessee
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
Fourth Quarter 2007

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered and self-managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock at $17.00 per share and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were $89.9 million.
On March 19, 2007, the Company issued 3,949,700 common shares at a price of $21.00 per share resulting in net proceeds to the Company of $78.4 million. The net proceeds were used to reduce outstanding principal on the Company’s unsecured Credit Facility and working capital.
During 2006, the Company’s first full year as a public entity, Cogdell Spencer Inc. completed $100 million in acquisitions and $50 million in development starts, entering both new client relationships and new territories. With acquisitions in Indiana, California, South Carolina and Virginia; and two developments in Pennsylvania, the Company’s reach expanded across the United States.
In September 2006, the Company made its first corporate acquisition with the purchase of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera manages 38 properties located throughout South Carolina, Virginia, Kentucky and Florida.
In 2007, Cogdell Spencer has seen the completion of three of its most recent development projects, all on time and on budget. Two of these projects, Carolina Forest Medical Plaza, located in Horry County, South Carolina and Lancaster Rehabilitation Hospital, were completed with rent payments beginning during the second quarter of 2007. The most recent, Lancaster General Health Campus Medical Office Building, was completed in September. A fourth project, Mebane Medical Office Building, is targeted for completion in the second quarter of 2008.
On June 29, 2007, the Company further expanded its reach with the acquisition of Central New York Medical Center, located on the campus of Crouse Hospital in Syracuse, New York. The 111,634 square foot facility includes a parking deck and is located in the proximity of SUNY — Upstate Hospital and Syracuse University.

On August 30, 2007, Cogdell Spencer Inc. acquired Summit Professional Plaza I and II in Brunswick, Georgia. The two-building complex totals 97,272 net rentable square feet. Southeast Georgia Health System, a 356-bed not-for-profit healthcare system, is the anchor tenant and currently leases approximately 38% of the complex. Southeast Georgia Health System is ‘A’ rated by Standard & Poor’s Ratings Services.
In December 2007, Cogdell Spencer Inc. acquired two medical office facilities in Chattanooga, Tennessee for approximately $28.4 million. Peerless Crossing Medical Park and Healthpark Medical Office Building are a combined 92,657 square feet and are fully leased. Also in December, the Company announced the groundbreaking on St. Luke’s Riverside Outpatient Campus in Bethlehem, Pennsylvania. The nearly 400,000 square foot project will consist of a cancer center, two medical office buildings and a health pavilion. The approximately $100 million project is scheduled for completion in the third quarter of 2009.
As of December 31, 2007, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in 13 states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania, New York, Tennessee, and Virginia.
Of the properties in the Company’s wholly-owned portfolio, 80% are located on hospital campuses and 8% are off-campus, hospital anchored.

Cogdell Spencer Inc.
Fourth Quarter 2007
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Heidi M. Wilson
		Chief Financial Officer	Executive Vice President
Christopher E. Lee	Richard C. Neugent

Randolph D. Smoak, M.D.

Equity Research Coverage

Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo — 212.847.5771	Jordan Sadler — 917.368.2280

BMO Capital Markets	Raymond James & Associates
Richard Anderson — 212.885.4180	Paul D. Puryear — 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Stephanie Krewson — 215.665.6385	Craig Melcher — 212.816.1909

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2006. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Fourth Quarter 2007
Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended	Year Ended
	December 31, 2007	December 31, 2007
Selected Operating Data
Property revenues	$17,197	$61,746
Straight line rent	208	445
Fair value lease revenues (1)	189	717

Rental revenues	$17,594	$62,908

Management fee revenue and expense reimbursements — third party	$858	$3,502

Property operating	$6,262	$23,055
Property management — third party	675	$2,649

Property operating and management	$6,937	$25,704

Property operating margin	64%	63%
EBITDA (2)	$9,887	$34,643
Interest expense	$4,640	$15,964

Net loss	$(1,335)	$(6,341)
Net loss per share — diluted	$(0.11)	$(0.57)

Funds from Operations (“FFO”) (3)	$5,112	$18,259
FFO per share and unit — diluted (3)	$0.31	$1.17
Dividends declared per share and unit	$0.35	$1.40

As of
December 31, 2007
Selected Balance Sheet Data
Cash and cash equivalents	$3,555
Book value of real estate assets before depreciation	$499,659
Total assets	$506,237
Total liabilities	$343,981
Minority interests and stockholders’ equity	$162,256

Debt
Weighted average interest rate	6.2%
Weighted average remaining maturity (years)	3.6

Debt / total market capitalization	55%
Debt / total assets	62%

Capitalization
Debt	$316,375
Common shares outstanding	11,948
Units outstanding	4,557
Total common shares and units outstanding	16,505
Share price at end of period	$15.96
Equity value at end of period (4)	$263,420
Total market capitalization	$579,795

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	58
Total square footage	3,083,264
Occupancy	93.4%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 8.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 9.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Fourth Quarter 2007
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Assets
Real estate properties:
Operating real estate properties	$486,279	$458,327	$421,847	$364,097	$361,982
Less: Accumulated depreciation	(44,596)	(39,065)	(33,504)	(28,489)	(23,664)

Total operating real estate properties, net	441,683	419,262	388,343	335,608	338,318
Construction in progress	13,380	10,110	13,857	20,449	12,854

Total real estate properties, net	455,063	429,372	402,200	356,057	351,172
Cash and cash equivalents	3,555	3,184	4,177	4,985	1,029
Restricted cash	1,803	1,311	1,113	874	982
Investment in capital lease	5,888	5,964	6,040	6,117	6,193
Real estate related intangible assets, net	24,412	22,125	21,271	20,432	22,263
Deferred financing costs, net	1,570	1,315	1,176	1,122	1,018
Goodwill	5,335	5,335	5,335	5,335	5,326
Other assets	8,611	7,046	6,888	5,683	5,075

Total assets	$506,237	$475,652	$448,200	$400,605	$393,058

Liabilities and stockholders’ equity
Notes payable under line of credit	$79,200	$46,100	$34,000	$11,500	$77,487
Mortgage loans	237,504	233,629	210,855	182,820	184,544
Accounts payable and accrued liabilities	17,744	16,345	16,079	14,401	9,851
Accrued dividends and distributions	5,757	5,779	5,728	5,787	4,404
Acquired below market leases, net	3,776	3,489	3,698	2,855	3,096

Total liabilities	343,981	305,342	270,360	217,363	279,382
Minority interests and stockholders’ equity	162,256	170,310	177,840	183,242	113,676

Total liabilities and stockholders’ equity	$506,237	$475,652	$448,200	$400,605	$393,058

Cogdell Spencer Inc.
Fourth Quarter 2007
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Revenues:
Rental	$17,594	$16,389	$14,610	$14,315	$14,123
Management fee revenue	482	559	498	598	581
Expense reimbursements	376	315	329	346	375
Development fee revenue	14	25	21	230	—
Interest and other income	400	193	192	409	217

Total revenues	18,866	17,481	15,650	15,898	15,296
Expenses:
Property operating and management	6,937	6,797	6,065	5,905	5,709
General and administrative	2,035	1,513	1,683	2,251	1,546
Depreciation and amortization	7,094	7,273	6,749	6,642	8,610
Interest	4,640	4,101	3,188	4,035	4,221

Total expenses	20,706	19,684	17,685	18,833	20,086

Loss from continuing operations before equity in earnings (loss) of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnerships, and minority interests in operating partnership	(1,840)	(2,203)	(2,035)	(2,935)	(4,790)
Equity in earnings (loss) of unconsolidated real estate partnerships	23	2	4	(9)	(3)
Minority interests in real estate partnerships	(30)	(16)	(22)	(17)	(44)
Minority interests in operating partnership	512	615	562	1,048	1,770

Net loss	$(1,335)	$(1,602)	$(1,491)	$(1,913)	$(3,067)

Per share data — basic and diluted:
Net loss — basic and diluted	$(0.11)	$(0.13)	$(0.12)	$(0.23)	$(0.38)

Weighted average common shares — basic and diluted (1)	11,935	11,934	11,931	8,334	7,977

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Fourth Quarter 2007
Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Net loss	$(1,335)	$(1,602)	$(1,491)	$(1,913)	$(3,067)
Plus minority interests in operating partnership	(512)	(615)	(562)	(1,048)	(1,770)
Plus real estate related depreciation and amortization (2)	6,959	7,169	6,658	6,552	8,565

Funds from Operations (FFO) (1)	$5,112	$4,952	$4,605	$3,591	$3,728

FFO per share and unit — basic and diluted	$0.31	$0.30	$0.28	$0.28	$0.30

Weighted average shares and units outstanding — basic	16,506	16,530	16,437	12,919	12,590

Weighted average shares and units outstanding — diluted	16,519	16,545	16,455	12,939	12,612

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. The Company presents FFO because the Company considers it an important supplemental measure of the Company’s operational performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor is it indicative of funds available to fund the Company’s cash needs, including the Company’s ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
Fourth Quarter 2007
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
December 31, 2007
Interest coverage ratio:
EBITDA	$9,887
Cash paid for interest	$4,493

Interest coverage ratio	2.2

Fixed charge coverage ratio:
EBITDA	$9,887
Fixed charges:
Cash paid for interest	$4,493
Principal payments	873

Total fixed charges	$5,366

Fixed charge coverage ratio	1.8

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Year Ended
	December 31, 2007	December 31, 2007
Reconciliation of net loss to EBITDA:
Net loss	$(1,335)	$(6,341)
Minority interests	(512)	(2,738)
Interest expense	4,640	15,964
Depreciation and amortization	7,094	27,758

EBITDA	$9,887	$34,643

(1)	The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Fourth Quarter 2007
Consolidated Debt Analysis as of December 31, 2007
(dollars in thousands)

	Stated
	interest
	rate	Interest Rate		Principal Balance
	%	%		$	Maturity Date	Amortization (Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$ 2,245	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	Interest only
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	5,023	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,490	10/1/2008	25
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,394	8/10/2014	25
Hanover Medical Office Building One	6.00	6.00		4,952	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont
Family Practice Center, Northcross Family Medical
Practice Building and Randolph Medical Park	LIBOR + 1.85	7.00	(1)	8,632	3/10/2008	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Medical Arts Center of Orangeburg	6.95	6.95		2,536	6/18/2008	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		1,050	4/15/2010	20
One Medical Park — HMOB	5.93	5.93		5,540	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only	(4)
Peerless Medical Center	6.06	6.06		7,538	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,802	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	2,973	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,071	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,710	8/15/2010	25
Roper MOB	LIBOR + 1.50	6.45	(1)	9,534	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,401	7/6/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.40	6.51	(1)	7,144	6/15/2008	Interest only
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.55	6.66	(1)	7,673	6/15/2008	Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		8,073	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.26		207,956

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall,
Midland Medical Mall and Weddington Internal
Pediatric Medicine	LIBOR + 1.50	6.10	(3)	8,726	12/15/2014	25

Total / weighted average variable rate secured mortgages		6.10		8,726

Unsecured line of credit	LIBOR + 1.30	5.90		49,200	10/31/2008
	LIBOR + 1.30	6.36	(1)	30,000	10/31/2008

		6.07		79,200

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP (construction loan)	LIBOR + 1.05	5.65		8,833	(5)
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	5.90		7,499	5/1/2010	Interest only	(6)
Rocky Mount MOB LLC	6.75	6.75		4,161	3/21/2008	25

Total / weighted average consolidated real estate partnerships		5.96		20,493

				316,375
Unamortized premium				328

Total / weighted average debt		6.19		$316,703

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017

(5)	Matures five or seven years, at the Company’s option, from the completion of construction

(6)	Interest only through May 2009. Principal and interest payments from June 2009 through May 2010

Cogdell Spencer Inc.
Fourth Quarter 2007
Consolidated Debt Analysis as of December 31, 2007 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	65.7%	4.6
Variable rate mortgages	2.8%	7.0
Unsecured line of credit	25.0%	0.8
Consolidated real estate partnerships	6.5%	3.4

	100.0%	3.6

Future maturities and principal payments

2008	$127,313
2009	47,246
2010	25,974
2011	3,898
2012	6,699
Thereafter	105,245

$316,375

Unsecured line of credit — matures October 31, 2008

Facility	$130,000
Less: Outstanding	79,200
Less: Letters of credit	1,908

Availability	$48,892

Capitalized interest — 4Q 2007	$43

Cogdell Spencer Inc.
Fourth Quarter 2007
Property Listing as of December 31, 2007

		Net Rentable Square		Annualized	Annualized Rent Per
	Location	Feet	Occupancy Rate	Rent	Leased Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.2%	$1,792,071	$29.78
Verdugo Professional Building II	Glendale	42,906	86.5%	1,129,417	30.43

		106,793	91.1%	2,921,488	30.02

Georgia
Augusta POB I	Augusta	99,494	91.6%	1,196,111	13.12
Augusta POB II	Augusta	125,634	93.2%	2,538,217	21.68
Augusta POB III	Augusta	47,034	100.0%	904,405	19.23
Augusta POB IV	Augusta	55,134	100.0%	947,613	17.19
Summit Professional Plaza I	Brunswick	33,039	93.5%	764,451	24.75
Summit Professional Plaza II	Brunswick	64,233	96.0%	1,712,004	27.76

		424,568	94.9%	8,062,801	20.01

Indiana
Methodist Professional Center I (3)	Indianapolis	150,034	100.0%	3,391,507	22.60
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	611,645	25.40

		174,114	100.0%	4,003,152	22.99

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,151,131	24.54
Adjacent parking deck				850,766

		46,907	100.0%	2,001,897	24.54	(2)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	96.3%	2,369,596	20.52
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		130,730	96.6%	3,338,289	26.43

New York
Central New York Medical Center (4)	Syracuse	111,634	100.0%	3,048,682	27.31

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	803,276	20.92
Birkdale Medical Village	Huntersville	64,669	100.0%	1,352,960	20.92
Birkdale Retail	Huntersville	8,269	100.0%	209,295	25.31
Cabarrus POB	Concord	84,972	98.2%	1,778,315	21.31
Copperfield Medical Mall	Concord	26,000	100.0%	583,440	22.44
Copperfield MOB	Concord	61,789	87.9%	1,219,403	22.45
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	159,573	19.84
Gaston Professional Center	Gastonia	114,956	100.0%	2,622,043	22.81
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	206,690	25.20
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	459,000	25.00
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	365,850	22.17
Mallard Crossing Medical Park	Charlotte	52,540	94.1%	1,192,554	24.12
Midland Medical Mall	Midland	14,610	92.1%	369,127	27.43
Mulberry Medical Park	Lenoir	24,992	85.4%	418,236	19.57
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	216,085	26.95
Randolph Medical Park	Charlotte	84,131	60.9%	1,067,339	20.83
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	847,902	25.03
Rocky Mount Medical Park	Rocky Mount	96,993	96.9%	1,882,650	20.03
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	414,194	21.28
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	185,380	23.92

		804,151	93.2%	17,158,218	22.08	(2)

Cogdell Spencer Inc.
Fourth Quarter 2007
Property Listing as of December 31, 2007 (Continued)

					Annualized
		Net Rentable		Annualized	Rent Per Leased
	City	Square Feet	Occupancy Rate	Rent	Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,072,210	20.28
Lancaster General Health Campus MOB (1)	Lancaster	64,214	87.8%	1,372,337	24.33

		117,092	93.3%	2,444,547	22.37

South Carolina
190 Andrews	Greenville	25,902	100.0%	556,251	21.48
Baptist Northwest	Columbia	38,703	52.7%	402,541	19.74
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,226,957	20.68
Mary Black Westside MOB	Spartanburg	37,455	100.0%	787,693	21.03
Medical Arts Center of Orangeburg	Orangeburg	49,324	100.0%	892,063	18.09
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	756,376	25.23
One Medical Park — HMOB	Columbia	69,840	100.0%	1,615,058	23.13
Parkridge MOB	Columbia	89,451	94.6%	1,863,392	22.02
Providence MOB I	Columbia	48,500	100.0%	986,340	20.34
Providence MOB II	Columbia	23,280	100.0%	462,807	19.88
Providence MOB III	Columbia	54,417	69.2%	777,848	20.66
River Hills Medical Plaza	Little River	27,566	100.0%	847,719	30.75
Roper MOB	Charleston	122,785	92.6%	2,305,002	20.27
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,176,381	26.06
St. Francis Medical Office Building	Greenville	49,767	87.0%	1,007,363	23.27
St. Francis Medical Plaza	Greenville	62,724	61.7%	733,140	18.94
St. Francis Women’s Center	Greenville	57,590	79.4%	903,552	19.76
Three Medical Park	Columbia	88,755	93.8%	1,860,828	22.35
West Medical I	Charleston	28,734	100.0%	747,682	26.02

		1,018,008	89.6%	19,908,993	21.82

Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,875,984	35.97
Peerless Medical Center	Cleveland	40,506	100.0%	1,183,991	29.23

		92,657	100.0%	3,059,975	33.02

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,542,405	27.25

Total		3,083,264	93.4%	$67,490,447	$22.93	(2)

(1)	Property owned by a consolidated real estate partnership.

(2)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(3)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $70,000 per month, or $840,000 annualized.

(4)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $68,000 per month, or $816,000 annualized.

Cogdell Spencer Inc.
Fourth Quarter 2007
Property Occupancy Rates

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
California
Verdugo Professional Building I	94.2%	94.2%	94.2%	94.2%	88.4%
Verdugo Professional Building II	86.5%	82.4%	83.8%	83.8%	88.2%
Georgia
Augusta POB I	91.6%	92.9%	91.6%	94.0%	99.5%
Augusta POB II	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	90.0%	90.0%	90.0%
Augusta POB IV	100.0%	100.0%	100.0%	100.0%	85.2%
Summit Professional Plaza I	93.5%	93.5%	n/a	n/a	n/a
Summit Professional Plaza II	96.0%	96.0%	n/a	n/a	n/a
Indiana
Methodist Professional Center I	100.0%	92.8%	94.7%	94.7%	94.7%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	96.3%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	100.0%	100.0%	100.0%	n/a	n/a
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	98.2%	96.6%	96.6%	96.6%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	82.7%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	94.1%	94.1%	89.5%	89.5%	89.5%
Midland Medical Mall	92.1%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	85.4%	85.2%	85.2%	85.2%	94.8%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	60.9%	92.8%	94.0%	90.8%	94.6%
Rocky Mount Medical Office Building	95.7%	89.6%	89.6%	89.6%	89.6%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	96.9%	96.9%	96.9%	95.8%	95.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Fourth Quarter 2007
Property Occupancy Rates (Continued)

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	n/a	n/a
Lancaster General Health Campus MOB	87.8%	n/a	n/a	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	52.7%	52.7%	52.7%	52.7%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	100.0%	100.0%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	69.2%	69.2%	69.2%	63.3%	94.1%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	92.6%	92.6%	90.6%	93.0%	90.7%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	87.0%	100.0%	95.9%	95.6%	95.6%
St. Francis Medical Plaza	61.7%	61.7%	53.1%	52.1%	53.1%
St. Francis Women’s Center	79.4%	78.0%	61.4%	65.1%	65.2%
Three Medical Park	93.8%	93.8%	93.8%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	n/a	n/a	n/a	n/a
Peerless Medical Center	100.0%	n/a	n/a	n/a	n/a
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Fourth Quarter 2007
Lease Expirations for Leases In Place at December 31, 2007

			Percentage of Net
	Number of	Net Rentable	Rentable Square	Annualized	Percentage of Property	Annualized Rent Per
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Leased Square Foot
Available		203,346	6.6%		—	$—
2008	123	359,525	11.7%	7,529,849	11.2%	20.94
2009	116	389,669	12.6%	8,896,104	13.2%	22.83
2010	101	432,027	14.0%	9,336,337	13.8%	21.61
2011	68	273,611	8.9%	6,003,645	8.9%	21.94
2012	128	624,352	20.2%	15,940,068	23.6%	23.20	(1)
2013	28	183,772	6.0%	3,884,383	5.8%	21.14
2014	33	199,618	6.5%	4,643,517	6.9%	23.26
2015	12	41,553	1.3%	1,161,917	1.7%	27.96
2016	10	46,905	1.5%	987,669	1.5%	21.06
Thereafter	27	328,886	10.7%	9,106,958	13.5%	27.69

Total	646	3,083,264	100.0%	$67,490,447	100.0%	$22.93	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at December 31, 2007

Tenant	Annualized Rent	Percent of Portfolio
1 Carolinas HealthCare System	$5,102,087	7.6%
2 Palmetto Health Alliance	3,650,034	5.4%
3 Bon Secours St. Francis Hospital	2,463,354	3.6%
4 University Hospital (Augusta, GA)	1,994,552	3.0%
5 Gaston Memorial Hospital	1,978,133	2.9%
6 Our Lady of Bellefonte Hospital	1,633,723	2.4%
7 Boice-Willis Clinic	1,448,134	2.1%
8 Clarian Health Partners, Inc.	1,153,596	1.7%
9 East Jefferson General Hospital	1,078,830	1.6%
10 Beaufort Memorial Hospital	831,686	1.2%

	$21,334,129	31.6%

Capital Expenditures
(in thousands)

	Three Months Ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Capital expenditures:
Recurring capital expenditures	$1,354	$378	$330	$150	$566
Planned capital expenditures associated with property acquisitions	82	333	202	264	474
Second generation tenant improvements	837	766	1,460	1,095	802

Total capital expenditures	$2,273	$1,477	$1,992	$1,509	$1,842

Cogdell Spencer Inc.
Fourth Quarter 2007
Acquisitions and Completed Developments for the period January 1, 2006 through December 31, 2007
(dollars in thousands)

					Purchase
			Date		Price /
			Acquired /	Net Rentable	Construction
Property	Location	Type	In-service	Square Feet	Cost
Methodist Professional Center	Indianapolis, IN	Acquisition	2/15/2006	174,114	$39,864
Verdugo Professional Building I	Glendale, CA	Acquisition	3/30/2006	63,887	10,352
Verdugo Professional Building II	Glendale, CA	Acquisition	3/30/2006	42,906	13,723
Hanover Medical Office Building I	Mechanicsville, VA	Acquisition	3/30/2006	56,610	12,000
Mary Black Westside MOB	Spartanburg, SC	Acquisition	8/4/2006	37,455	5,207
Parkridge MOB	Columbia, SC	Acquisition	9/28/2006	89,451	19,100

Total 2006				464,423	$100,246

Central New York Medical Center	Syracuse, NY	Acquisition	6/29/2007	111,634	$35,965
Lancaster Rehabilitation Hospital	Lancaster, PA	Development	2Q 2007	52,878	11,747
Summit Professional Plaza I	Brunswick, GA	Acquisition	8/30/2007	33,039	7,822
Summit Professional Plaza II	Brunswick, GA	Acquisition	8/30/2007	64,233	16,485
Lancaster General Health Campus MOB (1)	Lancaster, PA	Development	3Q 2007	62,214	13,700
Healthpark Medical Office Building	Chattanooga, TN	Acquisition	12/21/2007	52,151	16,370
Peerless Medical Center	Cleveland, TN	Acquisition	12/21/2007	40,506	11,993

Total 2007				416,655	$114,082

(1)	Owned by Cogdell Health Campus MOB, LP, which is a consolidated real estate partnership.
     The Company had an 81% ownership interest at December 31, 2007.
Construction in Progress as of December 31, 2007
(dollars in thousands)

		Estimated	Net Rentable	Investment	Estimated Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Mebane Medical Office Building (1)	Mebane, NC	2Q 2008	60,000	$11,831	$16,200	69.0%
Land and pre-construction developments			—	1,549	—

			60,000	$13,380	$16,200

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership.

The Company had a 49% ownership interest at December 31, 2007.
Lease-up Property as of December 31, 2007
(dollars in thousands)

			Net Rentable	Investment	Estimated Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	38,902	$6,863	$7,400	43.2%